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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                          FORM 8-K

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934



Date of Report(Date of earliest event reported)   May 21, 1999
                                                ----------------

                 AK STEEL HOLDING CORPORATION
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   (Exact name of registrant as specified in its charter)


    DELAWARE             File No. 1-13696         31-1401455
---------------      -----------------------    -------------
(State or other      (Commission file number)   (IRS employer
jurisdiction of                                 identification
incorporation)                                  number)


  703 Curtis Street, Middletown, Ohio           45043
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(Address of principal executive offices)      (Zip code)


Registrant's telephone number, including area code: (513) 425-5000
                                                     -------------


                         Not Applicable
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 (Former name or former address, if changed since last report)


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Item 5.   Other Events.
          ------------
          Filed herewith is a copy of a Press Release, dated
May 21, 1999, issued by AK Steel Holding Corporation (the "Company")to announce that it has entered into a definitive merger agreement with Armco Inc. which will be merged into AK Steel Corporation, the principal operating subsidiary of the Company. The proposed merger was jointly announced by Richard M. Wardrop, Jr., Chairman and Chief Executive Officer of the Company and James
F. Will, Chairman, President and Chief Executive Officer of Armco Inc., following approval of the transaction by the boards of directors of both companies.


Item 7.   Exhibit.
          ---------


          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (1)  Press Release, dated May 21, 1999




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                        Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                    AK STEEL HOLDING CORPORATION



                    /s/ Brenda S. Harmon
                        --------------------------------------
                        Secretary




Dated:  May 21, 1999


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              AK STEEL HOLDING CORPORATION


                     FORM 8-K
                   CURRENT REPORT

                   Exhibit Index
                   -------------


Exhibit No. Description                             Page
----------  -----------                             ----

    1       Press Release, dated May 21, 1999        5


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